Janus Investment Fund

Janus Conservative Allocation Fund
Janus Moderate Allocation Fund
Janus Growth Allocation Fund

Supplement dated September 16, 2011
to Currently Effective Prospectuses

Effective December 7, 2011, the following changes apply as noted.

The following replaces the corresponding information in its entirety under “Investment Objective” in the Fund Summary section of the Prospectus for Janus Conservative Allocation Fund:

Janus Conservative Allocation Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital.

The following replaces the corresponding information in its entirety under “Investment Objective” in the Fund Summary section of the Prospectus for Janus Moderate Allocation Fund:

Janus Moderate Allocation Fund seeks total return through growth of capital and income.

The following replaces the corresponding information in its entirety under “Investment Objective” in the Fund Summary section of the Prospectus for Janus Growth Allocation Fund:

Janus Growth Allocation Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income.

Please retain this Supplement with your records.